ZAGG INCORPORATED

2007 STOCK INCENTIVE PLAN

ARTICLE 1
IDENTIFICATION OF THE PLAN

1.1.	TITLE. The plan described herein shall be known as the ZAGG INCORPORATED 2007 Stock Incentive Plan (the "Plan").

1.2.
PURPOSE. The purpose of this Plan is to promote long-term growth and profitability of ZAGG INCORPORATED (the "Company") and its Subsidiaries by (i) compensating certain directors, officers, employees of and certain other persons who perform services for the Company and its Subsidiaries for services rendered by such persons after the date of adoption of this Plan to the Company or any Subsidiary; (ii) providing certain directors, officers and employees of the Company and its Subsidiaries with significant additional incentive to promote the financial success of the Company; and (iii) providing an incentive which may be used to induce able persons to serve or remain on the Board of Directors of the Company or to enter into or remain in the employment of the Company or any Subsidiary. Grants of Incentive or Non-qualified Stock Options, Restricted Stock or a combination of the foregoing may be made under the Plan.

1.3.	EFFECTIVE DATE. The Plan became effective upon its approval by the Board of Directors and the stockholders of the Company (the "Effective Date").

1.4.	DEFINED TERMS. Certain capitalized terms used herein have the meanings as set forth in Section 12.1 of the Plan.

ARTICLE 2
ADMINISTRATION OF THE PLAN

2.1.
INITIAL ADMINISTRATION. This Plan shall initially be administered by the Board of Directors. The Board of Directors shall delegate the administration of the Plan to a Compensation Committee (the "Committee") in the event that such a committee is established by the Board of Directors and is comprised of persons appointed by the Board of Directors of the Company in accordance with the provisions of Section 2.3. The Board shall exercise full power and authority regarding the administration of the Plan until such administration is delegated to the Committee. Unless the context otherwise requires, references herein to the Committee shall be deemed to refer to the Board of Directors until the administration of the Plan has been delegated to the Committee.

2.2.
COMMITTEE'S POWERS. The Committee shall have full power and authority to prescribe, amend and rescind rules and procedures governing administration of this Plan. The Committee shall have full power and authority (i) to interpret the terms of this Plan, the terms of the Grants and the rules and procedures established by the Committee and (ii) to determine the meaning of or requirements imposed by or rights of any person under this Plan, any Grant or any rule or procedure established by the Committee. Each action of the Committee which is within the scope of the authority delegated to the Committee by this Plan or by the Board shall be binding on all persons.

2.3.
COMMITTEE MEMBERSHIP. The Committee shall be composed of one or more members of the Board. The Board shall have the power to determine the number of members which the Committee shall have and to change the number of membership positions on the Committee from time to time. The Board shall appoint all members of the Committee. The Board may from time to time appoint members to the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, on the Committee. Any member of the Committee may be removed from the Committee by the Board at any time with or without cause.

ZAGG INCORPORATED

2007 STOCK INCENTIVE PLAN

2.4.
COMMITTEE PROCEDURES. The Committee shall hold its meetings at such times and places as it may determine. The Committee may make such rules and regulations for the conduct of its business as it shall deem advisable. Unless the Board or the Committee expressly decides to the contrary, a majority of the members of the Committee shall constitute a quorum and any action taken by a majority of the Committee members in attendance at a meeting at which a quorum of Committee members are present shall be deemed an act of the Committee.

2.5.
INDEMNIFICATION. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee under this Plan. Service on the Committee shall constitute service as a director of the Company so that the members of the Committee shall be entitled to indemnification and reimbursement as directors of the Company for any action or any failure to act in connection with service on the Committee to the full extent provided for at any time in the Company's Certificate of Incorporation and By Laws, or in any insurance policy or other agreement intended for the benefit of the Company's directors.

ARTICLE 3
PERSONS ELIGIBLE TO RECEIVE GRANTS

A person shall be eligible to receive a Grant under the Plan only if on the proposed Granting Date for such Grant such person is an employee of, is currently serving as a member of the Board of Directors of, has rendered or is expected to render within a twelve-month period of the Granting Date advisory or consulting services to, or to whom an offer of employment has been extended by the Company or any Subsidiary. A person eligible to receive a Grant is herein called a "Grantee."

ARTICLE 4
GRANT OF COMMON STOCK

4.1.
POWER TO GRANT COMMON STOCK. The Committee shall have the right and the power to grant at any time to any Grantee Options, Restricted Stock or a combination thereof (each a "Grant"), in such quantity, at such price, on such terms and subject to such conditions consistent with the provisions of this Plan as may be established by the Committee on or prior to the Granting Date for such Grant. In addition, the Board may approve a total amount of Shares for grant and then specifically authorize the Committee or senior management of the Company to make grants of the approved Shares to Grantees.

4.2.
GRANTING DATE. A Grant shall be deemed to have been made under this Plan on the date (the "Granting Date") which the Committee designates as the Granting Date at the time it approves such Grant, provided that the Committee may not designate a Granting Date with respect to any Grant which is earlier than the date on which the granting of such Grant is approved by the Committee.

ZAGG INCORPORATED

2007 STOCK INCENTIVE PLAN

ARTICLE 5
INCENTIVE AND NON-QUALIFIED OPTIONS

5.1.
OPTION TERMS WHICH THE COMMITTEE MAY DETERMINE. The Committee shall have the power to determine the Grantee to whom Options are granted, the number of Shares subject to each Option, the number of Options granted to each Grantee and the time at which each Option is granted. Except as otherwise expressly provided in this Plan, the Committee shall also have the power to determine, at the time of the grant of each Option, all terms and conditions governing the rights and obligations of the Grantee with respect to such Option. With respect to any Option, the Committee shall have the power to determine: (a) the purchase price per Share or the method by which the purchase price per Share will be determined; (b) the length of the period during which the Option may be exercised and any limitations on the number of Shares purchasable with the Option at any given time during such period; (c) the times at which the Option may be exercised; (d) any conditions precedent to be satisfied before the Option may be exercised, such as vesting period; (e) any restrictions on resale of any Shares purchased upon exercise of the Option; (f) the extent to which the Option may be transferable; and (g) whether the Option will constitute an Incentive Stock Option.

5.2
INCENTIVE STOCK OPTIONS. It is the Company's intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan's requirements for Non-qualified Stock Options.

5.3.
TERM LIMITATION. No Incentive Stock Option may be granted under this Plan which is exercisable more than ten years after its Granting Date. This Section 5.3 shall not be deemed to limit the term which the Committee may specify for any Non-qualified Options granted under the Plan.

5.4.
$200,000 PER YEAR LIMIT ON INCENTIVE STOCK OPTIONS. No Grantee may be granted Incentive Stock Options if the value of the Shares subject to those options which first become exercisable in any given calendar year (and the value of the Shares subject to any other Incentive Stock Options issued to the Grantee under the Plan or any other plan of the Company or its Subsidiaries which first become exercisable in such year) exceeds $200,000. For this purpose, the value of Shares shall be determined on the Granting Date. Any Incentive Stock Options issued in excess of the $200,000 limit shall be treated as Non-qualified Options. Incentive Stock Options shall be taken into account in the order in which they were granted.

ZAGG INCORPORATED

2007 STOCK INCENTIVE PLAN

ARTICLE 6
RESTRICTED STOCK

6.1
RESTRICTED STOCK TERMS WHICH THE COMMITTEE MAY DETERMINE. The Committee may at any time and from time to time grant Shares of Restricted Stock under the Plan to such Grantees and in such amounts as it determines. Each grant of Restricted Stock shall specify the applicable restrictions on such Shares (including, for example, time, performance, price and milestone based vesting restrictions), the duration of such restrictions and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

6.2
REQUIRED PAYMENT UPON GRANT. The Grantee will be required to pay the Company the aggregate par value of any Shares of Restricted Stock within ten days of the date of grant, unless such Shares of Restricted Stock are treasury shares.

6.3
ESCROW OF RESTRICTED STOCK AND STOCKHOLDER RIGHTS. Unless otherwise determined by the Committee, certificates representing Shares of Restricted Stock granted under the Plan will be held in escrow by the Company on the Grantee's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the Grantee will be required to execute a blank stock power therefore. Except as otherwise provided by the Committee, during such period of restriction the Grantee shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such Grantee's Restricted Stock shall be subject to the same restrictions as then in effect for the Restricted Stock.

6.4
FORFEITURE. Except as otherwise provided by the Committee, at such time as a Grantee ceases to be a director, officer or employee of, or otherwise performing services for, the Company or its Subsidiaries for any other reason, all Shares of Restricted Stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

ARTICLE 7
GRANT TERMS

7.1.
AGREEMENT. No Grantee shall have any rights under any Grant unless and until the Company and the Grantee have executed and delivered an agreement expressly making the Grant to such Grantee and containing provisions setting forth the terms of the Grant (either an "Option Agreement" or a "Restricted Stock Agreement", as the case may be). Unless otherwise provided by the Committee, the form of Stock Option Agreement, attached to this Plan as Exhibit A, or the form of Restricted Stock Agreement, attached to this Plan as Exhibit B, shall be used by the Committee in making Grants under the Plan.

7.2.
LIMITATION ON SHARES ISSUABLE TO ANY GRANTEE. The aggregate number of Shares that may relate to Options made to a Grantee during any calendar year (including those Options already exercised by the Grantee) shall not exceed 300,000 shares, as adjusted pursuant to Article 10 of this Plan.

7.3.
PLAN PROVISIONS CONTROL TERMS. The terms of this Plan shall govern all Grants. In the event any provision of any Option Agreement or Restricted Stock Agreement conflicts with any term in this Plan as constituted on the Granting Date of such Grant, the term in this Plan as constituted on the Granting Date of the Grant shall control. Except as provided in Article 10, the terms of any Grant may not be changed after the Granting Date of such Grant without the express approval of the Company and the Grantee.

ZAGG INCORPORATED

2007 STOCK INCENTIVE PLAN

7.4.
TRANSFER OF GRANTS. A Grant made pursuant to this Plan may be transferable as provided in the Option Agreement or Restricted Stock Agreement, as applicable. It shall be a condition precedent to any transfer of any Grant that the transferee executes and delivers an agreement acknowledging that such Grant has been acquired for investment and not for distribution and is and shall remain subject to this Plan and the applicable Option Agreement or Restricted Stock Agreement. The "Grantee" of any Grant shall mean (i) the initial grantee of such Grant or (ii) any permitted transferee.

7.5.
NO RIGHT TO EMPLOYMENT CONFERRED. Nothing in this Plan or (in the absence of an express provision to the contrary) in any Option Agreement or Restricted Stock Agreement (i) confers any right or obligation on any person to continue in the employ of the Company or any Subsidiary or (ii) affects or shall affect in any way any person's right or the right of the Company or any Subsidiary to terminate such person's employment with the Company or any Subsidiary at any time, for any reason, with or without cause.

ARTICLE 8
REGULATORY COMPLIANCE

8.1.
TAXES. The Company or any Subsidiary shall be entitled, if the Committee deems it necessary or desirable, to withhold from a Grantee's salary or other compensation (or to secure payment from the Grantee in lieu of withholding) all or any portion of any withholding or other tax due from the Company or any Subsidiary with respect to any Shares deliverable under such Grantee's Grant.

The Committee may (but need not) permit payment of such tax withholding by the Company's retention of Shares which would otherwise be transferred to the Grantee (i) upon exercise of an Option or (ii) upon grant or lapse of restrictions of Shares of Restricted Stock, as the case may be. In the event any Common Stock is retained by the Company to satisfy all or any part of the withholding, the part of the withholding deemed to have been satisfied by such Common Stock shall be equal to the product derived by multiplying the Per Share Market Value as of the date of (i) exercise of an Option or (ii) grant or lapse of restrictions of Restricted Stock, as the case may be, by the number of Shares retained by the Company. The number of Shares retained by the Company in satisfaction of withholding shall not be a number which, when multiplied by the Per Share Market Value as of the date of (i) exercise of an Option or (ii) grant or lapse of restrictions of Restricted Stock, as the case may be, would result in a product greater than the withholding amount. No fractional Shares shall be retained by the Company in satisfaction of withholding. Notwithstanding Article 9, unless the Board shall otherwise determine, for each Share retained by the Company in satisfaction of all or any part of the withholding amount, the aggregate number of Shares subject to this Plan shall be increased by one Share. The Company may defer delivery under a Grantee's Grant until indemnified to its satisfaction with respect to such withholding or other taxes.

ZAGG INCORPORATED

2007 STOCK INCENTIVE PLAN

8.2.
SECURITIES LAW COMPLIANCE. Each Grant shall be subject to the condition that an Option may not be exercised and the restrictions on Shares Restricted Stock may not lapse if and to the extent the Committee determines that the sale of securities upon exercise of the Option or lapse of the restrictions may violate the Securities Act or any other law or requirement of any governmental authority. The Company shall not be deemed by any reason of the making of any Grant to have any obligation to register the Shares subject to such Grant under the Securities Act or to maintain in effect any registration of such Shares which may be made at any time under the Securities Act. An Option shall not be exercisable and the restrictions shall not lapse if the Committee or the Board determines there is non-public information material to the decision of the Grantee to exercise such Option or trade such Restricted Stock which the Company cannot for any reason communicate to such Grantee.

ARTICLE 9
SHARES SUBJECT TO THE PLAN

Except as provided in Section 8.1 and Article 10, an aggregate of 2,000,000 Shares of Common Stock may be issued pursuant to or be subject to this Plan. The Common Stock issued under the Plan may be either authorized and unissued shares, shares reacquired and held in the treasury of the Company, or both, all as from time to time determined by the Board. If any Grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any shares in payment of the exercise price of the Grant or the taxes payable with respect to the Grant, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further Grants under the Plan. No fractional Shares will be eligible to be issued under the Plan.

In the event of a change in the Shares as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

ARTICLE 10
ADJUSTMENTS TO REFLECT ORGANIC CHANGES

The Board shall appropriately and proportionately adjust the number and kind of Shares subject to outstanding Grants, the price for which Shares may be purchased upon the exercise of outstanding Options or lapse of restrictions on outstanding Restricted Stock, as the case may be, and the number and kind of Shares available for Grants subsequently made under this Plan to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in the capitalization of the Company which the Board determines to be similar, in its substantive effect upon this Plan or the Grants, to any of the changes expressly indicated in this sentence. The Board may (but shall not be required to) make any appropriate adjustment to the number and kind of Shares subject to outstanding Grants, the price for which Shares may be purchased upon the exercise of outstanding Options or lapse of restrictions on outstanding Restricted Stock, as the case may be, and the number and kind of Shares available for Grants subsequently made under this Plan to reflect any spin-off, spin-out or other distribution of assets to stockholders or any acquisition of the Company's stock or assets or other change which the Board determines to be similar, in its substantive effect upon this Plan or the Grants, to any of the changes expressly indicated in this sentence. The Committee shall have the power to determine the amount of the adjustment to be made in each case described in the preceding two sentences, but no adjustment approved by the Committee shall be effective until and unless it is approved by the Board. In the event of any reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, the Board may (but shall not be required to) substitute the per share amount of such stock, securities or assets for Shares upon any subsequent exercise of any Option or lapse of restrictions on any Shares of Restricted Stock, as the case may be.

ZAGG INCORPORATED

2007 STOCK INCENTIVE PLAN

ARTICLE 11
AMENDMENT AND TERMINATION OF THE PLAN

11.1.
AMENDMENT. Except as provided in the following two sentences, the Board shall have complete power and authority to amend this Plan at any time, and no approval by the Company's stockholders or by any other person, committee or other entity of any kind shall be required to make any amendment approved by the Board effective. The Board shall not, without the affirmative approval of the Company's stockholders, amend the Plan in any manner which would cause any outstanding Incentive Stock Options to no longer qualify as Incentive Stock Options. No termination or amendment of this Plan may, without the consent of the Grantee prior to termination or the adoption of such amendment, materially and adversely affect the rights of such Grantee under such Grant.

11.2.
TERMINATION. The Board shall have the right and the power to terminate this Plan at any time, provided that no Incentive Stock Options may be granted after the tenth anniversary of the adoption of this Plan. No Grant shall be made under this Plan after the termination of this Plan, but the termination of this Plan shall not have any other effect. Any Option outstanding at the time of the termination of this Plan may be exercised, and the restrictions on any Restricted Stock may lapse, after termination of this Plan at any time prior to the Expiration Date of such Grant to the same extent such Option would have been exercisable and such restriction would have lapsed had this Plan not terminated.

ARTICLE 12
DEFINITIONS AND OTHER PROVISIONS OF THE PLAN

12.1.	DEFINITIONS. Each term defined in this Section 12.1 has the meaning indicated in this Section 12.1 whenever such term is used in this Plan:

"Board of Directors" and "Board" both mean the Board of Directors of the Company as constituted at the time the term is applied.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" has the meaning such term is given in Section 2.1 of this Plan.

"Common Stock" means the issued or issuable Common Stock, par value $.001 per share, of the Company.

ZAGG INCORPORATED

2007 STOCK INCENTIVE PLAN

"Company" as applied as of any given time shall mean ZAGG INCORPORATED, a Nevada corporation, except that if prior to the given time any corporation or other entity has acquired all or a substantial part of the assets of the Company (as herein defined) and has agreed to assume the obligations of the Company under this Plan, or is the survivor in a merger or consolidation to which the Company was a party, such corporation or other entity shall be deemed to be the Company at the given time.

"Expiration Date" as applied to any Grant means the date specified in the Option Agreement or the Restricted Stock Agreement, as the case may be, between the Company and the Grantee as the expiration date of such Grant. If no expiration date is specified in the Option Agreement relating to any Option or the Restricted Stock Agreement relating to any grant of Restricted Stock, as the case may be, then the Expiration Date of such Grant shall be the day prior to the tenth anniversary of the Granting Date of such Grant. Notwithstanding the preceding sentences, if the person to whom any Incentive Stock Option is granted owns, on the Granting Date of such Incentive Stock Option, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company (or of any parent or Subsidiary of the Company in existence on the Granting Date of such Incentive Stock Option), and if no expiration date is specified in the Option Agreement relating to such Incentive Stock Option, then the Expiration Date of such Incentive Stock Option shall be the day prior to the fifth anniversary of the Granting Date of such Incentive Stock Option.

"Grant" has the meaning such term is given in Sections 4.1 of this Plan.

"Grantee" has the meaning such term is given in Article 3 and Section 7.4 of this Plan.

"Granting Date" has the meaning such term is given in Section 4.2 of this Plan.

"Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, which is granted pursuant to this Plan.

"Non-qualified Stock Option" means any Option other than an Incentive Stock Option.

"Option" means an option to purchase Common Stock which shall be granted by the Committee pursuant to the provisions of this Plan. The term "Option" includes both Incentive Stock Options and Non-qualified Stock Options.

"Option Agreement" has the meaning such term is given in Section 7.1 of this Plan.

"Per Share Market Value" on any given date shall be the fair market value of one Share as of the close of business on the given date determined in such manner as shall be prescribed in good faith by the Committee; provided, that as long as the Shares are traded on a national securities exchange or national automated quotation system (such as the OTCBB), the Per Share Market Value shall be the reported closing price of the Shares on such date.

"Plan" has the meaning such term is given in Section 1.1 of this Plan.

"Restricted Stock" means Common Stock subject to certain restrictions, including, but not limited to, time or employment-based vesting restrictions or objective, non-discretionary performance criteria.

ZAGG INCORPORATED

2007 STOCK INCENTIVE PLAN

"Restricted Stock Agreement" has the meaning such term is given in Section 7.1 of this Plan.

"Securities Act" at any given time shall consist of: (i) the Securities Act of 1933 as constituted at the given time; (ii) any other law or laws promulgated prior to the given time by the United States Government which are in effect at the given time and which regulate or govern any matters at any time regulated or governed by the Securities Act of 1933; (iii) all regulations, rules, registration forms and other governmental pronouncements issued under the laws specified in clauses (i) and (ii) of this sentence which are in effect at the given time; and (iv) all interpretations by any governmental agency or authority of the things specified in clause (i), (ii) or (iii) of this sentence which are in effect at the given time. Whenever any provision of this Plan requires that any action be taken in compliance with any provision of the Securities Act, such provision shall be deemed to require compliance with the Securities Act as constituted at the time such action takes place.

"Share" means a share of Common Stock.

"Subsidiary" means any corporation in which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of securities of such corporation.

12.2.
HEADINGS. Section headings used in this Plan are for convenience only, do not constitute a part of this Plan and shall not be deemed to limit, characterize or affect in any way any provisions of this Plan. All provisions in this Plan shall be construed as if no headings had been used in this Plan.

12.3.        SEVERABILITY.

(a) General. Whenever possible, each provision in this Plan and in every Grant at any time granted under this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan or any Grant at any time granted under this Plan is held to be prohibited by or invalid under applicable law, then (i) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (ii) all other provisions of this Plan and every Grant at any time granted under this Plan shall remain in full force and effect.

(b) Incentive Stock Options. Whenever possible, each provision in this Plan and in every Option at any time granted under this Plan which is evidenced by an Option Agreement which expressly states such Option is intended to constitute an Incentive Stock Option under Code Section 422 (an "intended ISO") shall be interpreted in such manner as to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, but if any provision of this Plan or any intended ISO at any time granted under this Plan is held to be contrary to the requirements necessary to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, and (ii) all other provisions of this Plan and such intended ISO shall remain in full force and effect. If any Option Agreement covering an intended ISO granted under this Plan does not explicitly include any terms required to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, then all such terms shall be deemed implicit in the intention to afford such treatment to such Option and such Option shall be deemed to have been granted subject to all such terms.

ZAGG INCORPORATED

2007 STOCK INCENTIVE PLAN

12.4.
NO STRICT CONSTRUCTION. No rule of strict construction shall be applied against the Company, the Committee or any other person in the interpretation of any of the terms of this Plan, any Grant or any rule or procedure established by the Committee.

12.5.
CHOICE OF LAW. This Plan and all documents contemplated hereby, and all remedies in connection therewith and all questions or transactions relating thereto, shall be construed in accordance with and governed by the internal laws of the State of Nevada.

12.6.
TAX CONSEQUENCES. Tax consequences from the purchase and sale of Shares may differ among Grantees under the Plan. Each Grantee should discuss specific tax questions regarding participation in the Plan with his or her own tax advisor.